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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of report (Date of earliest event reported): September 2, 2003




                              THE BANC CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


          0-25033                                         63-1201350
  (Commission File Number)                   (IRS Employer Identification No.)



17 NORTH 20TH STREET, BIRMINGHAM, ALABAMA                     35203
 (Address of Principal Executive Offices)                   (Zip Code)


                                 (205) 327-3600
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

         On September 2, 2003, The Banc Corporation, a Delaware corporation, announced the completion of the sale of its Emerald Coast branches to Trustmark National Bank as of the close of business, Friday, August 29, 2003, for a $46.8 million deposit premium.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements on Businesses Acquired.

                           None.

         (b)      Pro Forma Financial Information.

                           None.

         (c)      Exhibits.

                   The following exhibits are filed pursuant to Item 601 of Regulation S-K:

EXHIBITS:

  Exhibit Number           Description of Exhibit
  --------------           ----------------------
  99.1                     Press Release of The Banc Corporation dated
                           September 2, 2003


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        THE BANC CORPORATION


Date:    September 4, 2003              By:  /s/ F. Hampton McFadden, Jr.
                                            -------------------------------
                                               F. Hampton McFadden, Jr.
                                                 Executive Vice President,
                                             General Counsel and Secretary